SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    ------


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 17, 1998


                       NL INDUSTRIES, INC.
              (Exact name of registrant as specified in charter)



New Jersey                   1-640                    13-5267260
(State or other       (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas             77060
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300


                          Not Applicable
 (Former name or former address, if changed since last report)

Item 5.     Other Events.


      On February 17, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.













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                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NL INDUSTRIES, INC.
                                          (Registrant)



                                          /s/ David B. Garten
                                          David B. Garten
                                          Vice President & Secretary



Dated: February 19, 1998